Exhibit 10.16

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(March 1, 2015)

This Amendment to Terminaling Services Agreement is made as of the 1st day of March, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Enjet, LLC, a Texas limited liability company (“Customer”).

RECITALS

A.           Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended by that certain Amendment to Terminaling Services Agreement dated March 1, 2014, as further amended by that certain Amendment to Terminaling Services Agreement dated November 1, 2014 and as further amended by that certain Amendment to Terminaling Services Agreement dated December 1, 2014 (collectively, the “Agreement”), which Agreement provides for the storage and handling of residual petroleum products as specified therein at the Terminal Facilities.

B.           Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.            Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.           Amendment.

2.1.          Temporary Relinquishment of a Storage Tank at the Baton Rouge, Louisiana Terminal Facility. Customer agrees, at the request of Terminal, to relinquish its right to store product in Tank 1901 at the Baton Rouge Terminal Facility for a limited period of thirty (30) days so that Terminal may accommodate another customer.

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3.           No Other Modification. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Terminaling Services Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Steven G. Twele
Name: Steven G. Twele
Title: Vice President

ENJET, LLC

By:	/s/ L. Peter Byler
Name: L. Peter Byler
Title: President

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